SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  June 19, 2008

VERTIS, INC.

d/b/a Vertis Communications

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	333-97721	13-3768322
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

250 WEST PRATT STREET
BALTIMORE, MARYLAND		21201
(Address of Principal Executive Offices)		(Zip Code)

(410) 528-9800

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01                                       REGULATION FD DISCLOSURE

As previously announced, Vertis Holdings, Inc., Vertis, Inc. (the “Company”), and certain of their direct and indirect subsidiaries commenced a solicitation of votes on joint prepackaged chapter 11 plans of reorganization from certain of the Company’s creditors (the “Prepackaged Plan”).    In connection with the Disclosure Statement Relating to the Joint Prepackaged Plan of Reorganization of Vertis Holdings, Inc., et al. and the Joint Prepackaged Plan of ACG Holdings, Inc., et al under Chapter 11 of the Bankruptcy Code (the “Disclosure Statement”), the Company disclosed certain projections (collectively, the “Projections”) of financial performance for fiscal years 2008 through 2012.  In connection with the Company’s efforts to obtain exit financing following the consummation of the Prepackaged Plan, the Company has distributed financial projections (the “Financing Projections”) to potential lenders which vary from the Projections contained in the Disclosure Statement.  The Company continues to believe that the Projections and their underlying assumptions are reasonable.  The Financing Projections were provided with a different purpose than the Projections.  The Financing Projections contain more conservative assumptions in order to facilitate financing terms containing favorable debt covenants, whereas the Projections contain the Company’s reasonable estimation of its ability to meet its obligations under the Prepackaged Plan.

The Financing Projections reflect the results of a recent review of the Projections.  The Financing Projections reflect a more conservative estimate of new business capture.  The Financing Projections also reflect a more conservative estimate of the impacts of market based pricing pressures on the Company.  Other, less material, adjustments have also been made.  A summary of the Financing Projections is attached as Exhibit 99.1 hereto.

The Company does not, as a matter of course, publish its business plans, budgets or strategies, or make external projections or forecasts of its anticipated financial position or results of operations.  Accordingly, the Company (including the Reorganized Debtors (as defined in the Disclosure Statement)) does not anticipate that it will, and disclaims any obligation to, furnish updated business plans, budgets or projections, unless otherwise provided in an operative agreement, to holders of claims against or interests in the Company prior to the Effective Date (as defined in the Disclosure Statement) or to stockholders or debtholders of the Reorganized Debtors after the Effective Date, or to include such information in documents required to be filed with the Securities and Exchange Commission (the “Commission”) or any securities exchange or association, or otherwise make such information publicly available.  The Company previously filed the Disclosure Statement with the Commission because such Disclosure Statement had been distributed to the Company’s creditors in connection with the Company’s proposed reorganization proceedings.  The Company refers to the limitations and qualifications included in the Disclosure Statement, including without limitation those set forth under the caption “Projections and Valuation Analysis” with respect to the Projections.  All information contained in the Disclosure Statement is subject to change, whether as a result of amendments or supplements to the Prepackaged Plan, actions of third parties or otherwise.

 This Current Report on Form 8-K is not a solicitation to accept or reject the proposed Prepackaged Plan or an offer to sell or a solicitation of an offer to buy any securities of the Company.  Any solicitation or offer to sell will be made pursuant to and in accordance with the Disclosure Statement and applicable law.

The information furnished on this Current Report on Form 8-K, including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K, including the exhibit being furnished as part of this report, as well as other statements made by the Company may contain forward-looking statements that reflect, when made, the Company’s current views with respect to current events and financial performance. In some cases, you can identify these statements by forward-looking words such as “may,” “might,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue,” the negative of these terms and other comparable terminology.  These forward-looking statements include statements other than historical information or statements of current condition, but instead represent only the Company’s belief regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control.  It is possible that the Company’s actual results may differ, possibly materially, from the anticipated results indicated in these forward-looking statements. Important factors that could cause actual results to differ from those in the Company’s specific forward-looking statements include, but are not limited to, the following: the ability of the Company to continue as a going concern; the ability of the Company to operate pursuant to the terms of a debtor-in-possession financing facility; the terms of any reorganization plan ultimately confirmed; the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the chapter 11 cases prosecuted by it from time to time; the ability of the Company to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the chapter 11 cases; risks associated with third parties seeking and obtaining Bankruptcy Court approval to terminate or shorten the exclusivity period for the Company to propose and confirm one or more plans of reorganization, for the appointment of a chapter 11 trustee or to convert the cases to chapter 7 cases; the ability of the Company to obtain and maintain normal terms with vendors and service providers; the Company’s ability to maintain contracts that are critical to its operations; the potential adverse impact of the chapter 11 cases on the Company’s liquidity or results of operations; the ability of the Company to fund and execute its business plan and to do so in a timely manner; the ability of the Company to attract, motivate and/or retain key executives and associates and the ability of the Company to attract and retain customers.  Additional factors that could affect future results are identified in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007, including the risk factors in Part I. Item 1A. Risk Factors, contained therein and the Company’s quarterly periodic reports for the subsequent periods, including the risk factors in Part II. Item 1A. Risk Factors, contained therein, filed with the Commission.  The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events and/or otherwise. Similarly, these and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of the Company’s various prepetition liabilities, common stock and/or other equity securities.

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

99.1   Summary of Financing Projections dated June 19, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERTIS, INC.

By:	/s/ Barry C. Kohn
Name: Barry C. Kohn
Title: Chief Financial Officer

Date:  June 27, 2008

EXHIBIT INDEX

Exhibit	Description

99.1	Summary of Financing Projections dated June 19, 2008